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                                                                  EXHIBIT 23.2


             CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation be reference in the REgistration Statement (Form S-8) pertaining to the Amended and Restated Stock Plan of ALZA Corporation of our report dated February 13, 1998 with respect to the financial statements of ALZA Corporation incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.


                                                         /s/ ERNST & YOUNG LLP

Palo Alto
April 2, 1998